SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 20, 1996


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



Delaware                            0-19278              13-3357370
(State or other jurisdiction      (Commission          (IRS Employer
of incorporation)                 File Number)          Identification)



        51 James Way, Eatontown, New Jersey                07724
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       (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code    (908) 542-2800




          (Former name or former address, if changed since last report)



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Item 5.  Other Events


                  On December 20, 1996, the Company announced that it had signed a new ten year agreement, effective January 1, 1997, for Osteotech to continue to be the exclusive processor of musculoskeletal tissue procured and distributed by American Red Cross Tissue Services. As part of the agreement, Osteotech will provide additional support to American Red Cross Tissue Services to include the continued marketing and surgeon education for Osteotech's proprietary Grafton DBM allograft tissue technology.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 30, 1996


                                                                 OSTEOTECH, INC.
                                                                    (Registrant)



                                                     By: /S/ MICHAEL J. JEFFRIES
                                                     ---------------------------
                                                             Michael J. Jeffries
                                                       Executive Vice President,
                                                     Chief Financial Officer and
                                                                       Secretary